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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 205498

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 25, 2001
                        (Date of earliest event reported)



                            eResearchTechnology, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         0-29100                 22-3264604
----------------------------           -------------         -------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
    of incorporation)                   File Number)         Identification No.)


     30 South 17th Street, Philadelphia, PA                      19103
     --------------------------------------                      -----
      (Address of principal executive offices)                 (Zip Code)




                                  215-972-0420
           -----------------------------------------------------------
              (Registrant's telephone number, including area code)








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Item 5.         OTHER EVENTS

5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for eResearchTechnology, Inc. for the quarter ended June 30, 2001 and forward-looking statements relating to 2001 and the third and fourth quarters of 2001 as presented in a press release of July 25, 2001.


Item 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

       (c)               Exhibits

 99.1           Second Quarter 2001 Earnings Press Release dated July 25, 2001.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  eResearchTechnology, Inc.
                                                  (Registrant)


Date:         July 25, 2001                  By:    /s/   Bruce Johnson
                                                  --------------------------
                                                     Bruce Johnson
                                                     Chief Financial Officer
                                                     (Principal Financial and
                                                       Accounting Officer)